UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2011

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue, Wheeling, West Virginia		26003
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (304) 218-2400

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of First West Virginia Bancorp, Inc. (the “Company” or “our”) was held on April 12, 2011 for the purpose of considering and voting on the following:

1.	To approve the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation that would declassify the Company’s Board of Directors and provide for the annual election of each director beginning with the 2012 Annual Meeting of Shareholders;

2.	If shareholders approve Item 1, elect seven directors to the Company’s Board of Directors to serve until the 2012 Annual Meeting of Shareholders;

3.	If the shareholders do not approve Item 1, elect three Class I directors to hold office until the 2014 annual meeting of shareholders and elect two Class II directors to hold office until the 2012 Annual Meeting of Shareholders;

4.	To ratify the selection of S. R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ended December 31, 2011;

5.	To transact such other business as may lawfully be brought before the meeting.

The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 1,652,814 shares of which 1,387,661 shares representing 84.0% were present at the meeting either in person or by proxy. The following is a summary of the final voting results for each proposal presented to our shareholders:

Proposal 1: Our shareholders approved the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation that would declassify the Company’s Board of Directors and provide for the annual election of each director beginning with the 2012 Annual Meeting of Shareholders as set forth below:

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	1,280,573	59,331	47,757	—

Proposal 2: With the approval of Proposal 1, our shareholders approved the election of all nominees for director for a period of one (1) year as set forth below:

	Number of Votes For	Number of Votes Withheld	Abstentions	Broker Non-Votes

Nada E. Beneke	790,341	695	—	596,625
R. Clark Morton	789,176	1,860	—	596,625
Sylvan J. Dlesk	790,277	759	—	596,625
William G. Petroplus	771,652	19,384	—	596,625
Gary W. Glessner	790,341	695	—	596,625
Thomas L. Sable	790,341	695	—	596,625
Elizabeth H. Hestick	790,341	695	—	596,625

Proposal 3: Because our shareholders approved Item 1, Proposal 3 was not submitted to the shareholders for consideration and voting.

Proposal 4: Our shareholders approved the ratification of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm as set forth below:

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	1,385,188	2,251	222	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ S.J. Dlesk
S.J. Dlesk
President and Chief Executive Officer

Date: April 14, 2011